UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2013

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FIRST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

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Indiana (State or other jurisdiction of incorporation)	000-16759 (Commission File Number)	35-1546989 (IRS Employer Identification No.)

One First Financial Plaza

Terre Haute, Indiana 47807

(Address of Principal Executive Offices, including Zip Code)

(812) 238-6000

(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 5, 2013 the Board of Directors of First Financial Corporation (the “Corporation”) appointed Donald E. Smith, its current Chairman of the Board and President, as President Emeritus, effective as of the Annual Meeting of Shareholders of the Corporation to be held on April 17, 2013. In his role as President Emeritus, Mr. Smith will focus on nurturing and developing his extensive civic and business contacts in the Terre Haute, Indiana community and less in the day-to-day operations of the Corporation. The Board of Directors anticipates that it will appoint a president effective as of the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2013

FIRST FINANCIAL CORPORATION

By:	/s/ Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief Executive Officer